UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: July 2, 2008

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

American Airlines, Inc. is filing herewith a press release issued on July 2, 2008 as Exhibit 99.1, which is included herein.  This press release was issued to report June traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  July 3, 2008

EXHIBIT INDEX

Exhibit    Description

99.1      Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE: Wednesday, July 2, 2008

AMERICAN AIRLINES REPORTS JUNE TRAFFIC

FORT WORTH, Texas – American Airlines, the world’s largest airline, reported a June load factor of 85.5 percent, a decline of 1.7 points versus the same period last year.  Traffic decreased 3.1 percent and capacity decreased 1.2 percent year over year.
Domestic traffic decreased 4.7 percent year over year on 2.8 percent less capacity.  International traffic decreased by 0.1 percent relative to last year on a capacity increase of 1.6 percent.
American boarded 8.4 million passengers in June.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	June
		2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		11,849,111	12,228,286	-3.1%

	D.O.T. DOMESTIC	7,573,026	7,949,593	-4.7
	INTERNATIONAL	4,276,085	4,278,692	-0.1
	ATLANTIC	1,861,498	1,937,427	-3.9
	LATIN AMERICA	1,911,422	1,834,491	4.2
	PACIFIC	503,165	506,774	-0.7

AVAILABLE SEAT MILES (000)
SYSTEM		13,863,440	14,029,520	-1.2%

	D.O.T. DOMESTIC	8,633,486	8,880,362	-2.8
	INTERNATIONAL	5,229,954	5,149,158	1.6
	ATLANTIC	2,236,606	2,226,297	0.5
	LATIN AMERICA	2,429,083	2,361,714	2.9
	PACIFIC	564,265	561,147	0.6

LOAD FACTOR
SYSTEM		85.5%	87.2%	-1.7	Pts

	D.O.T. DOMESTIC	87.7	89.5	-1.8
	INTERNATIONAL	81.8	83.1	-1.3
	ATLANTIC	83.2	87.0	-3.8
	LATIN AMERICA	78.7	77.7	1.0
	PACIFIC	89.2	90.3	-1.1

PASSENGERS BOARDED		8,406,511	8,658,269	-2.9%

SYSTEM CARGO TON MILES (000)		174,253	169,004	3.1%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD June
		2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		66,877,695	68,230,975	-2.0%

	D.O.T. DOMESTIC	42,752,416	44,677,599	-4.3
	INTERNATIONAL	24,125,278	23,553,376	2.4
	ATLANTIC	9,299,209	9,391,029	-1.0
	LATIN AMERICA	12,087,265	11,381,462	6.2
	PACIFIC	2,738,804	2,780,885	-1.5

AVAILABLE SEAT MILES (000)
SYSTEM		82,756,175	84,318,548	-1.9%

	D.O.T. DOMESTIC	51,954,109	53,924,269	-3.7
	INTERNATIONAL	30,802,066	30,394,279	1.3
	ATLANTIC	11,962,655	12,022,710	-0.5
	LATIN AMERICA	15,541,155	15,017,447	3.5
	PACIFIC	3,298,256	3,354,122	-1.7

LOAD FACTOR
SYSTEM		80.8%	80.9%	-0.1	Pts

	D.O.T. DOMESTIC	82.3	82.9	-0.6
	INTERNATIONAL	78.3	77.5	0.8
	ATLANTIC	77.7	78.1	-0.4
	LATIN AMERICA	77.8	75.8	2.0
	PACIFIC	83.0	82.9	0.1

PASSENGERS BOARDED		47,325,882	48,618,988	-2.7%

SYSTEM CARGO TON MILES (000)		1,037,850	1,060,130	-2.1%

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